SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 22, 2003
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                         FRONTIER FINANCIAL CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

         Washington                     000-15540              91-1223535
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(State of other jurisdiction           (Commission       (IRS Employer Identi-
       of incorporation)               File Number)        fication Number)

               332 SW Everett Mall Way, Everett, Washington 98204
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                (Address of principal executive offices/Zip Code)

        Registrants telephone number, including area code: (425) 514-0700
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Item 5. Other Events

     The Board of Directors of Frontier Financial Corporation has named Carol Wheeler as Chief Financial Officer.


Item 7. Exhibits

           99                      Press Release

                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                     Dated:     May 22, 2003
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                                                  FRONTIER FINANCIAL CORPORATION

                                               By:   /s/ Michael J. Clementz
                                                  ------------------------------
                                                         Michael J. Clementz
                                              Its:       President & CEO